Exhibit 10.14

DATED THIS 5TH DAY OF August, 2008
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BETWEEN

OPTIMIS TEGUH SDN BHD
(CONTRACT AWARDER)

AND

OIL-LINE ENGINEERING & ASSOCIATES SDN BHD
(CONTRACTOR)

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SUPPLEMENTAL AGREEMENT
(TO CONTRACT AGREEMENT DATED 06TH MARCH 2007)

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THIS SUPPLEMENTAL AGREEMENT is made this 5th   day of  August, 2008

BETWEEN

[1]
OPTIMIS TEGUH SDN BHD [Company No.733234-X] a company incorporated in Malaysia under the Companies Act, 1965 and having its business address at Lot 217, 1st Floor, Fas Avenuer, No.1, Jalan Perbandaran Kelana Jaya, 47301 Petaling Jaya   (hereinafter referred to as the “Contract Awarder”) of the first part;

AND

[2]
OIL-LINE ENGINEERING & ASSOCIATES SDN BHD (Company No. 193811-U), a company incorporated in Malaysia under the Companies Act 1965 and having its business address at No.2-2, Jalan SS 6/6, Kelana Jaya, 47301 Petaling Jaya, Selangor Darul Ehsan (“the Contractor”) of the other part.

(Collectively, “the Parties” and individually, “the Party”)

WHEREAS:-

[1]	The Contract Agreement

By an agreement date 06th day of March, 2007 made between the Contract Awarder and the Contractor (“Contract Agreement”), the Contract Awarder granted and the Contractor accepted a contract to undertake:

(a)
the ‘Engineering, Procurement and Construction Management (“EPCM”) of  Civil, Mechanical, Electrical, Piping, Instrumentation and  other related technical works, construction and commissioning works for development of the biodiesel plant; and

(b)	the Inside Battery Limit (ISBL) design of the development of one (1) 200,000 metric tonnes per year biodiesel plant at JL.Bahari RT.001, Guntung, Medang Kampai, Indonesia (the “Project”)

(“the Works”) upon the terms and conditions therein provided.

2

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[2]	The Works, Article 1: Recitals-Article 1.2

It is provided under Article 1: Recitals- Clause 1.2 of the Contract Agreement as follows:

“1.2	The Contract Awarder is hereby desirous of granting and the Contractor is hereby desirous of accepting a contract to undertake:
(a)
the “Engineering, Procurement and Construction Management (“EPCM”) of  Civil, Mechanical, Electrical, Piping, Instrumentation and  other related technical works, construction and commissioning works for development of the biodiesel plant; and

(b)	the Inside Battery Limit (ISBL) design of the Project

(the “Works”) upon the terms and subject to the conditions stipulated herein below.”

The Parties have mutually agreed to amend the scope of the Works under the Contract Agreement.

[3]           The Contract Price under Article III

It is provided under Article III [THE CONTRACT PRICE] Article 3.1 of the Contract Agreement that the price for the Works shall be as follows:

“The total contract price as agreed between the parties hereto shall be RINGGIT MALAYSIA: ONE HUNDRED AND FIFTEEN MILLION ONLY (RM115,000,000.00) exclusive of all duties and taxes (the “Contract Price”). The Contract Price shall be subject to final measurement upon completion of the Works.”

The Partied have mutually agreed to vary the Contract Price for the Works under the Contract Agreement.

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[4]           Time for Completion under Article VI

[a]	It is provided under Article VI [CONTRACT PERIOD – TIME FOR COMPLETION OF WORKS] Article 6.1 of the Contract Agreement that for the time for completion for the Works shall be as follows:

“Subject to the provisions herein in respect of extension of time, the Contractor shall complete the Works by 15th August 2008 (“Time for Completion”).”

[b]	Clause 8.2 of the General Conditions (Schedule 1) of the Contract Agreement provides as follows:

“8.2           Time for Completion

(a)	The Contractor shall complete the whole of the Works, and each Section (if any), within the Time of Completion for the Works or Section (as the case may be), including:

(i)	achieving the passing of the Tests on Completion, and

(ii)
completing all work which is stated in the Contract as being required for the Works or Section to be considered to be completed for the purposes of taking-over under SubClause 10.1 [Taking Over of the Works and Sections].

(b)	Subject to the provisions herein in respect of extension of time, the Contractor shall complete the Works by 15th August 2008 (the “Time for Completion”).”

The Parties have mutually agreed to extend the time for completion of the Works under the Contract Agreement.

[5]           Variation to the Contract Agreement

As the price of crude palm oil is now expensive, it is more commercially viable to use jathropa oil. As such, the Contract Awarder wishes to have the Works varied to build a 200,000 metric tonne per year biodiesel plant using jathropa as feed stock. Further, the Parties have also agreed to vary the Contract Price. In view of the aforesaid, the Contract Awarder has further agreed to grant an extension of time to the Contractor to complete the Works. The Contract Awarder and the Contractor have mutually agreed to amend the Contract Agreement in  the  manner  set forth in this Supplemental Agreement.

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NOW THIS SUPPLEMENTAL AGREEMENT WITNESSETH as follows:-

1.             AGREEMENT TO VARY

In consideration of the above premises, the Contract Awarder and the Contractor hereby agree to vary Article 1 – Article 1.2, Article III – Article 3.1, Article VI – Article 6.1 as well as Clause 8.2 of the General Condition (Schedule 1) of the Contract Agreement to vary the scope of the Works, the Contract Price for the Works and the time for completion of the Works.

2.             VARATION TO ARTICLE 1.2 OF THE CONTRACT AGREEMENT

Article 1.2 of the Contract Agreement is varied as follows:

(a)           Article 1.2 of the Contract Agreement is hereby deleted.

(b)           Article 1.2 of the Contract Agreement is replaced by the following:

*1.2	The Contract Awarder is hereby desirous of granting and the Contractor is hereby desirous of accepting a contract to undertake:
(a)
the “Engineering, Procurement and Construction Management (“EPCM”) of  Civil, Mechanical, Electrical, Piping, Instrumentation and  other related technical works, construction and commissioning works for development of a 200,000 metric tonne biodiesel plant with jathropa as feed stock”; and

(b)	the Inside Battery Limit (ISBL) design of the Project

(the “Works”) upon the terms and subject to the conditions stipulated herein below.”

3.             VARIATION TO ARTICLE 3.1 OF THE CONTRACT AGREEMENT

Article 3.1 of the Contract Agreement is varied as follows:

(a)           Article 3.1 of the Contract Agreement is hereby deleted.

(b)           Article 3.1 of the Contract Agreement is replaced by the following:

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“The total contract price as agreed between the parties hereto shall be RINGGIT MALAYSIA: ONE HUNDRED AND NINETY EIGHT MILLION ONLY (RM198,000,000.00) exclusive of all duties and taxes (the “Contract Price”). The Contract Price shall be subject to final measurement upon completion of the Works.”

4.             VARIATION TO ARTICLE 6.1 OF THE CONTRACT AGREEMENT

Article 6.1 of the Contract Agreement is varied as follows;

(c)           Article 6.1 of the Contract Agreement is hereby deleted.

(d)           Article 6.1 of the Contract Agreement is replaced by the following:

“Subject to the provisions herein in respect of extension of time, the Contractor shall complete the Works by 30th June 2010 (“Time for Completion”).”

5.             VARIATION TO CLAUSE 8.2 OF THE GENERAL CONDITIONS (SCHEDULE 1) OF THE CONTRACT AGREEMENT

Clause 8.2 of the General Conditions (Schedule 1) of the Contract Agreement is varied as follows:

(a)	Clause 8.2 of the General Conditions (Schedule 1) of the Contract Agreements is hereby deleted.

(b)	Clause 8.2 of the General Conditions (Schedule 1) of the Contract Agreements is replaced by the following:

“8.2	Time for Completion

(a)	The Contractor shall complete the whole of the Works, and each Section (if any), within the Time for Completion for the Works or Section (as the case may be), including:

(i)	achieving the passing of the Test on Completion, and

(ii)
completing all work which is stated in the Contract as being required for the Works or Section to be considered to be completed for the purposes of taking-over under SubClause 10.1 [Taking Over of the Works and Sections].

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(b)	Subject to the provisions herein in respect of extension of time, the Contractor shall complete the Works by 30th June 2010 (the “Time for Completion”).”

6.             CONTRACT AGREEMENT TO REMAIN IN EFFECT

Subject to the amendments and variations set out herein, the terms and conditions of the Contract Agreement (as amended by this Supplemental Agreement) shall remain in full force and effect and this Supplemental Agreement shall as from the date hereof be taken, read and construed as an essential and integral part of the Contract Agreement. Unless expressly defined herein or unless the context otherwise required, words and expressions used in this Supplemental Agreement shall have the same meanings as defined in the Contract Agreement.

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IN WITNESS WHEREOF the parties hereto have executed this Agreement the day and year first above written.

THE CONTRACT AWARDER

Signed by	)
For and on behalf of	)
OPTIMIS TEGUH SDN BHD	)
(Company No. 625499-X))
in the presence of:-)

THE CONTRACTOR

Signed by	)
For and on behalf of	)
OIL-LINE ENGINEERING&	)
ASSOCIATES SDN BHD	)
(Company No. 193811-U))
in the presence of:-)

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